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                                   SSgA FUNDS

                       SUPPLEMENT DATED NOVEMBER 21, 2005

                                TO THE SSgA FUNDS

                       PROSPECTUS DATED DECEMBER 20, 2004:
      SSgA EMERGING MARKETS FUND, SSgA INTERNATIONAL STOCK SELECTION FUND, SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND, AND SSgA HIGH YIELD BOND FUND

                       PROSPECTUS DATED FEBRUARY 20, 2005:
                        SSgA DIRECTIONAL CORE EQUITY FUND

Shareholders are hereby notified that the prospectus section entitled "Redemption Fee" is hereby replaced in its entirety as noted below. Therefore, redemptions executed within 60 days of purchase after December 15, 2005, are subject to the following redemption fee policy:

REDEMPTION FEE. To discourage short-term trading, redemptions (including exchanges) of shares of the SSgA International Stock Selection, Emerging Markets, International Growth Opportunities, High Yield Bond and Directional Core Equity Funds (each a "redemption fee funds") executed within 60 days of the date of purchase may be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the applicable redemption fee fund. For shares of a redemption fee fund that were acquired by exchange, the holding period is measured from the date the shares were acquired in the exchange transaction. Shares held the longest will be redeemed first.

The redemption fee may be waived or otherwise not assessed in the following circumstances:

     - Redemptions due to death or post-purchase disability of: (i) any registered shareholder on an account; or (ii) the settlor of a living trust which is the registered shareholder of an account, with respect to shares purchased before death or disability;

     - Redemptions of shares used to pay deductible medical expenses incurred after the shares were purchased;

     - Redemptions of shares to fund payments required under a qualified domestic relations order issued after the purchase of the shares;

     - Redemptions to ease post-purchase financial hardship of any registered shareholder;

     - Redemptions pursuant to an automatic non-discretionary rebalancing program or a wrap-fee or similar program or a systematic withdrawal plan established with the SSgA Funds or a financial intermediary;

     - Redemptions involving participants in employer-sponsored retirement plans, attributable to the following: (i) participant withdrawals due to mandatory distributions, rollovers and financial hardships; (ii) a participant leaving his or her job; (iii) shares sold by the plan administrator to repay a plan loan to a participant;
        (iv) shares acquired or sold for a participant's account in connection with an automatic rebalancing of the participant's account, (v) plan sponsor directed or initiated actions such as the removal of a redemption fee fund from a plan or redemptions associated with changes in service providers, (vi) shares transferred to the record name of a successor service provider to a plan; or
        (vii) redemptions for the purpose of returning excess contributions by the employer;

     - Redemptions of shares acquired through reinvestment of dividends and other distributions;

     - Redemptions for the purpose of return of excess contribution to IRA accounts;

     - Redemptions initiated by a redemption fee fund or a financial intermediary (e.g., a redemption for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a redemption fee fund);

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     -  Redemptions of shares of a redemption fee fund held by the SSgA Life
        Solutions Funds.

It shall be the responsibility of the shareholder to request a waiver and to provide sufficient evidence to the SSgA Funds or their agents that the requested waiver is warranted. Decisions regarding requested redemption fee waivers shall be made by the SSgA Funds and their agents in accordance with the terms and provisions of the foregoing redemption fee policy.

Shareholders who hold shares through an intermediary with an omnibus account arrangement (such as 401(k) plans and broker-dealer sponsored programs) are generally subject to the redemption fee. However, the ability of the SSgA Funds or their agents to assess a redemption fee on a redemption or exchange by the underlying shareholder of an omnibus account maintained by an intermediary is limited to the extent that individual shareholder's account information is maintained by the intermediary and not by the Funds. While the SSgA Funds and their agents notify all intermediaries with omnibus account arrangements of the Fund's redemption fee policy, some intermediaries are unable or unwilling to assess redemption fees in accordance with that policy and some intermediaries may impose redemption fees in circumstances that differ from those described above. For these and other reasons, there can be no assurance that the redemption fee will be charged in every instance called for by the Funds' policy. If you hold your shares of a redemption fee fund through an intermediary that maintains an omnibus account arrangement, you should check with a representative of the intermediary to determine the circumstances in which the redemption fee would be applied upon the redemption of shares of a redemption fee fund by your account.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE